NATIXIS INCOME DIVERSIFIED PORTFOLIO

Supplement dated June 17, 2011 to the Natixis Equity Funds Class ABC Prospectus and Class A and C Natixis Income Diversified Portfolio Summary Prospectus, each dated May 1, 2011, as may be revised or supplemented from time to time.

The Board of Trustees of Natixis Funds Trust I has approved a name change to Natixis Income Diversified Portfolio (the “Fund”). Effective on or about August 1, 2011, the Fund’s name will change to the “Natixis Diversified Income Fund” and accordingly, each reference to “Natixis Income Diversified Portfolio” in the Prospectus will be replaced with “Natixis Diversified Income Fund.”

In addition, effective August 1, 2011, the table under the section “Purchase and Sale of Fund Shares” will be amended and restated as follows:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keough plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Supplement dated June 17, 2011 to the Natixis Income Diversified Portfolio Statement of Additional Information dated May 1, 2011, as may be revised or supplemented from time to time.

The Board of Trustees of Natixis Funds Trust I has approved a name change to Natixis Income Diversified Portfolio (the “Fund”). Effective on or about August 1, 2011, the Fund’s name will change to the “Natixis Diversified Income Fund” and accordingly, each reference to “Natixis Income Diversified Portfolio” in the Statement of Additional Information (“SAI”) is hereby replaced with “Natixis Diversified Income Fund.”

In addition, effective August 1, 2011, the first paragraph under the section “Automatic Investment Plans” in the SAI is amended and restated as follows:

Subject to each Fund’s investor eligibility requirements, investors may invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Boston Financial for investment in the Fund. A plan in Class A and Class C shares may be opened with an investment minimum of $1,000 or the fund minimum for Class Y shares or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. (Shareholders with accounts participating in Natixis Funds’ Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan for Class A and Class C shares is referred to in the Prospectus. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at ga.natixis.com.